May 5, 2021

DREYFUS INSTITUTIONAL PREFERRED MONEY MARKET FUNDS

-Dreyfus Institutional Preferred Money Market Fund

Supplement to Current Prospectuses and Statement of Additional Information

Dreyfus Institutional Preferred Money Market Fund (the "Fund") is no longer offered for investment, and all references to the Fund in the Prospectuses and the Statement of Additional Information are removed.

Effective as of the close of business on May 4, 2021, the assets of the Fund were transferred to Dreyfus Cash Management (the "Acquiring Fund"), and shareholders of the Fund became shareholders of the Acquiring Fund.